Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2020

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Christopher S. Coleman - Chief Financial Officer
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; a pandemic or other catastrophic event, such as the ongoing COVID-19 outbreak, may adversely impact our financial condition or results of operations; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; losses from catastrophe exposure; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP (“TP Fund”); lack of control over the allocation and performance of TP Fund’s investment portfolio; dependence on Third Point LLC to implement TP Fund’s investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund’s investment portfolio; TP Fund’s investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund’s investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund’s investment portfolio; trading restrictions being placed on TP Fund’s investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund’s investments; fluctuations in market value of our fixed-income securities; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; risks associated with the failure to complete, or the failure to realize the expected benefits of the merger with Sirius International Insurance Group, Ltd.; Arcadian Risk Capital Ltd.’s ability to, and success at, writing the business indicated, its expansion plans and the Company’s ability to place quota share reinsurance on the portfolio; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2020 and 2019
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(41,853)	$(9,577)	$(63,185)	$(22,349)
Combined ratio (1)	123.0%	104.8%	110.3%	103.2%

Key investment return metrics:
Net investment income	$204,798	$61,614	$278,938	$282,560
Net investment return on net investments managed by Third Point LLC	7.6%	2.4%	10.6%	12.8%

Key shareholders’ value creation metrics:
Basic book value per share (2)	$16.88	$15.37	$16.88	$15.37
Diluted book value per share (2)	$16.42	$15.04	$16.42	$15.04
Increase in diluted book value per share (2)	9.0%	1.9%	9.2%	15.9%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	9.4%	2.1%	10.1%	16.7%

(1)Refer to accompanying “Segment Reporting - Three and twelve months ended December 31, 2020 and 2019” for a calculation of net underwriting loss and combined ratio.
(2)Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets
Investment in related party investment fund, at fair value	$1,055,618	$868,971	$758,419	$659,815	$860,630
Debt securities, trading, at fair value	101,311	186,260	238,574	363,121	125,071
Other investments, at fair value	4,000	4,000	4,000	4,000	4,000
Total investments	1,160,929	1,059,231	1,000,993	1,026,936	989,701
Cash and cash equivalents	525,991	513,783	584,809	445,776	639,415
Restricted cash and cash equivalents	1,187,948	1,101,693	887,308	975,109	1,014,543
Due from brokers	94,902	81,142	169,078	57,929	—
Interest and dividends receivable	909	1,835	2,195	3,732	2,178
Reinsurance balances receivable, net	559,388	572,672	613,204	622,883	596,120
Deferred acquisition costs, net	134,308	142,846	172,288	168,505	154,717
Unearned premiums ceded	27,659	27,463	35,817	13,411	16,945
Loss and loss adjustment expenses recoverable, net	14,375	13,626	10,064	6,865	5,520
Other assets	19,185	20,171	17,807	21,388	20,555
Total assets	$3,725,594	$3,534,462	$3,493,563	$3,342,534	$3,439,694
Liabilities
Accounts payable and accrued expenses	$14,588	$13,963	$12,167	$8,868	$17,816
Reinsurance balances payable	80,408	120,469	94,810	78,323	81,941
Deposit liabilities	152,961	155,697	168,910	170,402	172,259
Unearned premium reserves	472,948	498,893	587,995	579,315	524,768
Loss and loss adjustment expense reserves	1,310,068	1,186,149	1,133,983	1,107,911	1,111,692
Securities sold, not yet purchased, at fair value	11,990	15,389	19,597	47,427	—
Due to brokers	—	—	1,456	3,150	—
Interest and dividends payable	3,078	1,110	3,164	1,304	3,055
Senior notes payable, net of deferred costs	114,267	114,222	114,177	114,133	114,089
Total liabilities	2,160,308	2,105,892	2,136,259	2,110,833	2,025,620
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	9,558	9,531	9,492	9,488	9,423
Additional paid-in capital	933,903	931,972	930,487	928,903	927,704
Retained earnings	620,464	486,068	417,325	293,310	476,947
Shareholders’ equity attributable to Third Point Re common shareholders	1,563,925	1,427,571	1,357,304	1,231,701	1,414,074
Noncontrolling interests	1,361	999	—	—	—
Total shareholders’ equity	1,565,286	1,428,570	1,357,304	1,231,701	1,414,074
Total liabilities, noncontrolling interests and shareholders’ equity	$3,725,594	$3,534,462	$3,493,563	$3,342,534	$3,439,694

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Revenues
Gross premiums written	$165,554	$134,230	$588,035	$631,846
Gross premiums ceded	(9,680)	(5,964)	(39,717)	(9,265)
Net premiums written	155,874	128,266	548,318	622,581
Change in net unearned premium reserves	26,141	70,126	62,534	77,561
Net premiums earned	182,015	198,392	610,852	700,142
Net investment income from investment in related party investment fund	186,647	42,029	194,988	249,626
Net realized and unrealized investment gains	14,694	12,637	69,248	15,337
Other net investment income	3,457	6,948	14,702	17,597
Net investment income	204,798	61,614	278,938	282,560
Total revenues	386,813	260,006	889,790	982,702
Expenses
Loss and loss adjustment expenses incurred, net	177,919	140,394	465,298	403,499
Acquisition costs, net	39,321	61,851	187,062	295,626
General and administrative expenses	16,508	12,744	61,442	53,763
Other expenses	4,163	3,625	10,573	16,619
Interest expense	2,068	2,074	8,230	8,228
Foreign exchange losses	8,348	10,298	5,219	3,635
Total expenses	248,327	230,986	737,824	781,370
Income before income tax (expense) benefit	138,486	29,020	151,966	201,332
Income tax (expense) benefit	(3,728)	718	(8,108)	(713)
Net income	134,758	29,738	143,858	200,619
Net income attributable to noncontrolling interests	(362)	—	(341)	—
Net income available to Third Point Re common shareholders	$134,396	$29,738	$143,517	$200,619
Earnings per share available to Third Point Re common shareholders
Basic earnings per share available to Third Point Re common shareholders (1)	$1.43	$0.32	$1.54	$2.18
Diluted earnings per share available to Third Point Re common shareholders (1)	$1.43	$0.32	$1.53	$2.16
Weighted average number of common shares used in the determination of earnings per share
Basic	92,638,978	91,989,469	92,510,090	91,835,990
Diluted	93,165,559	92,696,491	92,957,799	92,652,316
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenues
Gross premiums written	$165,554	$60,779	$157,571	$204,131	$134,230
Gross premiums ceded	(9,680)	185	(30,487)	265	(5,964)
Net premiums written	155,874	60,964	127,084	204,396	128,266
Change in net unearned premium reserves	26,141	80,748	13,726	(58,081)	70,126
Net premiums earned	182,015	141,712	140,810	146,315	198,392
Net investment income (loss) from investment in related party investment fund	186,647	110,552	98,604	(200,815)	42,029
Net realized and unrealized investment gains	14,694	6,965	35,992	11,597	12,637
Other net investment income	3,457	4,439	2,615	4,191	6,948
Net investment income (loss)	204,798	121,956	137,211	(185,027)	61,614
Total revenues	386,813	263,668	278,021	(38,712)	260,006
Expenses
Loss and loss adjustment expenses incurred, net	177,919	110,487	89,106	87,786	140,394
Acquisition costs, net	39,321	54,817	43,671	49,253	61,851
General and administrative expenses	16,508	21,320	13,455	10,159	12,744
Other (income) expenses	4,163	(283)	3,216	3,477	3,625
Interest expense	2,068	2,068	2,046	2,048	2,074
Foreign exchange (gains) losses	8,348	5,885	(797)	(8,217)	10,298
Total expenses	248,327	194,294	150,697	144,506	230,986
Income (loss) before income tax (expense) benefit	138,486	69,374	127,324	(183,218)	29,020
Income tax (expense) benefit	(3,728)	(652)	(3,309)	(419)	718
Net income (loss)	134,758	68,722	124,015	(183,637)	29,738
Net (income) loss attributable to noncontrolling interests	(362)	21	—	—	—
Net income (loss) available to Third Point Re common shareholders	$134,396	$68,743	$124,015	$(183,637)	$29,738
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$1.43	$0.74	$1.33	$(1.99)	$0.32
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$1.43	$0.73	$1.33	$(1.99)	$0.32
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	92,638,978	92,613,393	92,593,599	92,191,837	91,989,469
Diluted	93,165,559	92,969,646	92,738,293	92,191,837	92,696,491
(1) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three and twelve months ended December 31, 2020 and 2019
(expressed in thousands of U.S. dollars)

	Three months ended				Twelve months ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total
Revenues
Gross premiums written	$165,554	$165,554	$134,230	$134,230	$588,035	$588,035	$631,846	$631,846
Gross premiums ceded	(9,680)	(9,680)	(5,964)	(5,964)	(39,717)	(39,717)	(9,265)	(9,265)
Net premiums written	155,874	155,874	128,266	128,266	548,318	548,318	622,581	622,581
Change in net unearned premium reserves	26,141	26,141	70,126	70,126	62,534	62,534	77,561	77,561
Net premiums earned	182,015	182,015	198,392	198,392	610,852	610,852	700,142	700,142
Expenses
Loss and loss adjustment expenses incurred, net	177,919	177,919	140,394	140,394	465,298	465,298	403,499	403,499
Acquisition costs, net	39,321	39,321	61,851	61,851	187,062	187,062	295,626	295,626
General and administrative expenses	6,628	6,628	5,724	5,724	21,677	21,677	23,366	23,366
Total expenses	223,868	223,868	207,969	207,969	674,037	674,037	722,491	722,491
Net underwriting loss	$(41,853)	(41,853)	$(9,577)	(9,577)	$(63,185)	(63,185)	$(22,349)	(22,349)
Net investment income		204,798		61,614		278,938		282,560
Corporate expenses		(9,880)		(7,020)		(39,765)		(30,397)
Other expenses		(4,163)		(3,625)		(10,573)		(16,619)
Interest expense		(2,068)		(2,074)		(8,230)		(8,228)
Foreign exchange losses		(8,348)		(10,298)		(5,219)		(3,635)
Income tax (expense) benefit		(3,728)		718		(8,108)		(713)
Net income attributable to noncontrolling interests		(362)		—		(341)		—
Net income available to Third Point Re common shareholders		$134,396		$29,738		$143,517		$200,619

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	97.8%		70.7%		76.2%		57.6%
Acquisition cost ratio	21.6%		31.2%		30.6%		42.2%
Composite ratio	119.4%		101.9%		106.8%		99.8%
General and administrative expense ratio	3.6%		2.9%		3.5%		3.4%
Combined ratio	123.0%		104.8%		110.3%		103.2%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenues
Gross premiums written	$165,554	$60,779	$157,571	$204,131	$134,230
Gross premiums ceded	(9,680)	185	(30,487)	265	(5,964)
Net premiums written	155,874	60,964	127,084	204,396	128,266
Change in net unearned premium reserves	26,141	80,748	13,726	(58,081)	70,126
Net premiums earned	182,015	141,712	140,810	146,315	198,392
Expenses
Loss and loss adjustment expenses incurred, net	177,919	110,487	89,106	87,786	140,394
Acquisition costs, net	39,321	54,817	43,671	49,253	61,851
General and administrative expenses	6,628	4,556	5,596	4,880	5,724
Total expenses	223,868	169,860	138,373	141,919	207,969
Net underwriting income (loss)	$(41,853)	$(28,148)	$2,437	$4,396	$(9,577)

Underwriting ratios (1)
Loss ratio	97.8%	78.0%	63.3%	60.0%	70.7%
Acquisition cost ratio	21.6%	38.7%	31.0%	33.7%	31.2%
Composite ratio	119.4%	116.7%	94.3%	93.7%	101.9%
General and administrative expense ratio	3.6%	3.2%	4.0%	3.3%	2.9%
Combined ratio	123.0%	119.9%	98.3%	97.0%	104.8%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Line and Type of Business
Property Catastrophe	$1,336	$11,246	$39,706	$31,164	$4,831
Other Property	22,316	5,608	45,745	15,209	36,892
Property	23,652	16,854	85,451	46,373	41,723

Workers Compensation	17,122	12,572	7,915	21,320	121
Auto	7,668	12,308	(3,817)	21,249	(2,897)
Other Casualty	57,862	6,398	23,045	24,371	35,315
Casualty	82,652	31,278	27,143	66,940	32,539

Credit & Financial Lines	12,096	12,682	38,653	9,012	3,633
Multi-line	19,591	(4,163)	4,726	66,746	16,268
Other Specialty	1,537	1,208	1,598	15,060	5,768
Specialty	33,224	9,727	44,977	90,818	25,669

Total prospective reinsurance contracts	$139,528	$57,859	$157,571	$204,131	$99,931
Retroactive reinsurance contracts	26,026	2,920	—	—	34,299
Total property and casualty reinsurance segment	$165,554	$60,779	$157,571	$204,131	$134,230

Third Point Reinsurance Ltd.
Underwriting Ratios - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Underwriting ratios (1)
Loss ratio	97.8%	78.0%	63.3%	60.0%	70.7%
Acquisition cost ratio	21.6%	38.7%	31.0%	33.7%	31.2%
Composite ratio	119.4%	116.7%	94.3%	93.7%	101.9%
General and administrative expense ratio	3.6%	3.2%	4.0%	3.3%	2.9%
Combined ratio	123.0%	119.9%	98.3%	97.0%	104.8%

Impact of catastrophe losses (2)
Loss ratio	3.9%	21.3%	—%	—%	9.1%
Acquisition cost ratio	(0.1)%	(0.4)%	—%	—%	(0.9)%
Composite ratio	3.8%	20.9%	—%	—%	8.2%

Impact of reserve developments (2)
Loss ratio	24.9%	(14.3)%	0.7%	(7.5)%	(4.9)%
Acquisition cost ratio	(4.5)%	14.2%	(0.8)%	6.0%	4.3%
Composite ratio	20.4%	(0.1)%	(0.1)%	(1.5)%	(0.6)%

Accident year ex-CAT underwriting ratios (3)
Loss ratio	69.0%	71.0%	62.6%	67.5%	66.5%
Acquisition cost ratio	26.2%	24.9%	31.8%	27.7%	27.8%
Composite ratio	95.2%	95.9%	94.4%	95.2%	94.3%
General and administrative expense ratio	3.6%	3.2%	4.0%	3.3%	2.9%
Combined ratio	98.8%	99.1%	98.4%	98.5%	97.2%

(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)General and administrative expense ratio excluded because catastrophe losses and impact of reserve developments do not impact this ratio.
(3)The accident year ex-CAT underwriting ratios exclude catastrophe losses, net of reinstatement premiums and profit commission adjustments, and prior year loss development. We believe that the adjusted ratios are meaningful measures of our underwriting results on an ongoing basis as they exclude catastrophes losses which are outside of management’s control. We also exclude prior year development to provide transparency related to current accident year results.

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets
TP Fund	$1,055,618	$868,971	$758,419	$659,815	$860,630
Debt securities, trading, at fair value	101,311	186,260	238,574	363,121	125,071
Total investments	1,156,929	1,055,231	996,993	1,022,936	985,701
Cash and cash equivalents	451,239	450,018	502,937	366,894	588,196
Restricted cash and cash equivalents	1,187,948	1,101,693	887,308	975,109	1,014,543
Due from brokers	94,902	81,142	169,078	57,929	—
Interest and dividends receivable	632	1,650	2,195	3,732	2,178
Other assets	—	—	—	—	18
Total assets	$2,891,650	$2,689,734	$2,558,511	$2,426,600	$2,590,636
Liabilities
Accounts payable and accrued expenses	$1,171	$1,245	$933	$761	$509
Securities sold, not yet purchased	11,990	15,389	19,597	47,427	—
Due to brokers	—	—	1,456	3,150	—
Interest and dividends payable	21	76	129	270	—
Total liabilities	13,182	16,710	22,115	51,608	509
Total net investments managed by Third Point LLC	$2,878,468	$2,673,024	$2,536,396	$2,374,992	$2,590,127

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019

Long
Equity	7.8%	4.2%	6.1%	(11.2)%	3.3%
Credit	1.4%	0.8%	3.8%	0.1%	0.1%
Other	0.9%	0.9%	—%	(0.3)%	0.7%
	10.1%	5.9%	9.9%	(11.4)%	4.1%

Short
Equity	(3.0)%	(1.2)%	(4.0)%	4.4%	(1.8)%
Credit	—%	—%	—%	(0.1)%	—%
Other	0.5%	0.1%	(0.1)%	(0.2)%	0.1%
	(2.5)%	(1.1)%	(4.1)%	4.1%	(1.7)%

Net
Equity	4.8%	3.0%	2.1%	(6.8)%	1.5%
Credit	1.4%	0.8%	3.8%	—%	0.1%
Other	1.4%	1.0%	(0.1)%	(0.5)%	0.8%
	7.6%	4.8%	5.8%	(7.3)%	2.4%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC. The net investment return reflects the combined results of our investments in TP Fund, collateral assets and certain other investment assets managed by Third Point LLC. Net investment return is the key indicator by which we measure the performance of Third Point LLC, our investment manager.

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,563,925	$1,427,571	$1,357,304	$1,231,701	$1,414,074
Basic and diluted book value per share denominator:
Common shares outstanding	95,582,733	95,314,893	94,920,203	94,881,229	94,225,498
Unvested restricted shares	(2,933,993)	(2,695,127)	(2,319,354)	(2,315,172)	(2,231,296)
Basic book value per share denominator:	92,648,740	92,619,766	92,600,849	92,566,057	91,994,202
Effect of dilutive warrants issued to founders and an advisor (1)	—	—	—	—	172,756
Effect of dilutive stock options issued to directors and employees (1)	—	—	—	—	225,666
Effect of dilutive restricted shares issued to directors and employees (2)	2,573,638	2,182,214	1,825,128	1,815,741	1,654,803
Diluted book value per share denominator:	95,222,378	94,801,980	94,425,977	94,381,798	94,047,427

Basic book value per share (2)	$16.88	$15.41	$14.66	$13.31	$15.37
Diluted book value per share (2)	$16.42	$15.06	$14.37	$13.05	$15.04

Increase (decrease) in diluted book value per share	9.0%	4.8%	10.1%	(13.2)%	1.9%

(1)As of December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants and options.
(2)Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and is calculated using the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the difference in basic book value per share for the periods presented divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the difference in diluted book value per share for the periods presented divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	92,638,978	92,613,393	92,593,599	92,191,837	91,989,469
Dilutive effect of options (1)	—	—	—	—	—
Dilutive effect of warrants (1)	—	—	—	—	—
Dilutive effect of restricted shares with service and performance condition	526,581	356,253	144,694	—	707,022
Diluted number of common shares outstanding	93,165,559	92,969,646	92,738,293	92,191,837	92,696,491

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$134,396	$68,743	$124,015	$(183,637)	$29,738
Net income allocated to Third Point Re participating common shareholders	(1,644)	(574)	(721)	—	(111)
Net income (loss) allocated to Third Point Re common shareholders	$132,752	$68,169	$123,294	$(183,637)	$29,627

Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$1.43	$0.74	$1.33	$(1.99)	$0.32

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$134,396	$68,743	$124,015	$(183,637)	$29,738
Net income allocated to Third Point Re participating common shareholders	(1,635)	(572)	(720)	—	(110)
Net income (loss) allocated to Third Point Re common shareholders	$132,761	$68,171	$123,295	$(183,637)	$29,628

Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$1.43	$0.73	$1.33	$(1.99)	$0.32

(1)As of March 31, 2020, there was no dilution as a result of the net loss allocated to Third Point Re common shareholders in the quarter. As of December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price for warrants and options.
(2)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) available to Third Point Re common shareholders	$134,396	$68,743	$124,015	$(183,637)	$29,738
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,427,571	$1,357,304	$1,231,701	$1,414,074	$1,383,580
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	9.4%	5.1%	10.1%	(13.0)%	2.1%

(1)Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We adjust the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.